UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08327

Name of Fund:  Merrill Lynch Global Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Global Growth Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 02/28/06

Item 1 -   Report to Stockholders


Semi-Annual Report
February 28, 2006


Merrill Lynch Global Growth Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Global Growth Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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Merrill Lynch Global Growth Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Directors and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.



Portfolio Information as of February 28, 2006



                                   Country of      Percent of
Ten Largest Equity Holdings          Origin        Net Assets

National Australia Bank Ltd.       Australia          2.2%
BHP Billiton Ltd.                  Australia          2.1
Commonwealth Bank of
   Australia                       Australia          2.1
QBE Insurance Group Ltd            Australia          2.0
LVMH Moet Hennessy Louis
   Vuitton SA                      France             2.0
Zinifex Ltd.                       Australia          2.0
Infosys Technologies Ltd.          India              2.0
Macquarie Bank Ltd.                Australia          1.8
Cameco Corp.                       Canada             1.8
Hyundai Motor Co.                  South Korea        1.7



                                                   Percent of
Five Largest Industries                            Net Assets

Commercial Banks                                     10.3%
Energy Equipment & Services                           6.2
Metals & Mining                                       6.2
Construction & Engineering                            5.9
Oil, Gas & Consumable Fuels                           5.3

   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                                   Percent of
Geographic Allocation                                Total
by Country                                        Investments

United States                                         24.0%
Australia                                             21.2
Japan                                                 15.4
India                                                 11.4
Hong Kong                                              7.1
South Korea                                            3.6
France                                                 3.0
South Africa                                           2.7
Canada                                                 2.7
Switzerland                                            2.2
Sweden                                                 2.2
Norway                                                 1.5
Spain                                                  1.1
China                                                  0.7
Other*                                                 1.2

 * Includes portfolio holdings in short-term investments.



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006



A Letter From the President


Dear Shareholder

Financial markets began 2006 with a return to volatility following a fairly uninspiring 2005. For the six- and 12-month periods ended February 28, 2006, most major market indexes landed in positive territory:


Total Returns as of February 28, 2006                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.93%        + 8.40%
Small cap U.S. equities (Russell 2000 Index)                            +10.24         +16.59
International equities (MSCI Europe, Australasia, Far East Index)       +15.14         +17.41
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.11         + 2.74
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.99         + 3.87
High yield bonds (Credit Suisse High Yield Index)                       + 1.89         + 3.27


The Federal Reserve Board (the Fed) increased interest rates 200 basis points (2.00%) over the past 12 months, bringing the target federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its rate-hiking program. Still, most observers expect at least one more interest rate hike before the Fed pauses in its tightening campaign.

U.S. economic growth, which came in at 4.1% in the third quarter of 2005, fell to 1.6% in the fourth quarter. Growth is expected to reaccelerate in the first quarter of 2006, although the economy is likely to feel some pressure in the quarters ahead as the consumer sector seems to be softening. Capital spending by businesses, however, appears relatively strong. Overall corporate health, including strong company balance sheets, helped prompt robust dividend-distribution, share-buyback and merger-and-acquisition activity in 2005, a trend that has continued in 2006. This, as well as reasonably good company earnings and low core inflation, has been supportive of U.S. stocks despite the headwinds of rising interest rates and high energy prices. Many international equity markets have fared even better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term interest rates advanced more moderately. After flattening dramatically in 2005, the Treasury curve recently has been toying with bouts of inversion, whereby short-term yields have surpassed long-term yields. At period-end, the six-month Treasury bill offered the highest yield on the curve at 4.74%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial advisor and to make portfolio changes, as needed. For timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund significantly outperformed both its benchmark and its Lipper category average for the six-month period, benefiting from favorable geographic and sector weightings as well as good overall stock selection.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2006, Merrill Lynch Global Growth Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +15.26%, +14.84%, +14.80%, +15.39% and +15.10%, respectively. The
Fund significantly outperformed the +10.29% return of the benchmark Morgan Stanley Capital International (MSCI) World Index (in U.S. dollar terms) and the +11.43% average return of the Lipper Global Multi-Cap Growth Funds category for the same period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap funds typically have 25% to 75% of their assets invested in companies both inside and outside the United States with market capitalizations, on a three-year weighted basis, greater than the 500th-largest company in the S&P/ Citigroup World Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup Broad Market Index.)

The global equity, bond and commodity markets, as well as the major currency relationships, confounded even the experts over the past six months. Few forecasted that the Japanese equity market would provide the highest investment returns among all of the major global equity markets in the second half of 2005. We established a meaningful weighting in Japan at the end of August 2005, which provided a +32.3% return on the Fund's average commitment of 13.2% of net assets.

Even more beneficial to Fund performance during the six-month period were our stock holdings in India, where our average investment of 7.4% of net assets yielded a return of +45.3%. Investment team members Karen Uzzolino and Mike Oberdorf contributed to our success in this area through their specialized stock selection in this market. Stock selection in Australia by the same team members yielded a return of +19.7% on an average commitment of 18.2% of net assets during the six-month period.

The Fund also enjoyed positive returns from selected investments in the major Asian markets. Overweight positions in the consumer discretionary, energy, materials and industrials sectors, as well as above-average positions in specific stocks in these sectors, benefited performance. Selected stocks in the health care, consumer staples and information technology sectors also proved most important in the Fund's outperformance. Top performers during the period were Hyundai Motor Co. (South Korea), CSL Ltd. (Australia), Cameco Corp. (Canada), Larsen & Toubro Ltd. (India), Leopalace21 Corp. (Japan), Bharat Heavy Electricals Ltd. (India), Mizuho Financial Group, Inc. (Japan), Tata Motors Ltd. (India), China Merchants Holdings (Hong Kong) and SINOPEC Zhenhai Refining & Chemicals (China).

We were underweight relative to our benchmark in the information technology sector, where we are focused on software services and systems companies operating from their bases in India. This benefited performance during the period. Positive contributors included Indian companies Cognizant Technology Solutions Corp., Infosys Technologies Ltd., Tata Consultancy Services Ltd. and Satyam Computer Services Ltd. Another positive contributor was the Fund's principal holding in the semi-conductor manufacturing field, Samsung Electronics Co., Ltd. in South Korea.

Also contributing to the Fund's positive absolute and relative results was our substantial underweighting of the U.S. stock market. The Fund had an average weighting of 25.8% of net assets in U.S. stocks, which was about 51% of the MSCI World Index's weighting. However, stock selection in the U.S. market was superior, as the average return on the stocks selected was +8.82%, compared to +6.20% for the index's U.S. stocks.

The European markets, with the exception of France, provided above-average returns during the period. However, we generally avoided investments in European stocks given our concerns about the start of an uptrend in interest rates by the European Central Bank. Additionally, there is no evidence of major fiscal policy stimulus in any of the European governments. Corporate leaders in a number of the most populous countries are positive about the new controls they have over labor policy in their countries. In our view, this is not likely to translate into an improvement in consumer or household spending as wages and benefits are restrained by cutbacks in corporate programs and spending.



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006



What changes were made to the portfolio during the period?

We made no major changes in the structure of the portfolio during the period. Our equity investments are focused on companies in the Asia-Pacific region, where we expect above-average growth in revenue and profits. During the past six months, a recovery in real consumer spending in Japan, as a result of prior changes in the government's monetary and fiscal policies, added to the regional growth in capital investment and consumer spending. Very high rates of growth in India and China (that is, between 7% and 10% on an annualized basis) are creating profitable business opportunities for companies in the energy, materials, industrials and consumer goods sectors. The Fund's investments are focused in these sectors and in the regional companies.

At the individual stock level, we reduced some positions as their valuations and our total investment exposure increased. We also eliminated some minor investments in view of disappointing changes in the companies' business fundamentals.


How would you characterize the Fund's position at the close of the period?

At period-end, the Fund's investments in Australia, Japan, India, South Korea, Hong Kong and China collectively accounted for just over 58% of net assets. We believe these companies should benefit from continued strong economic growth in China and India, where we are seeing above-average spending in the public and private infrastructure and the emergence of new middle-class consumer markets.

Japan's relatively large economy appears to be emerging from an almost 15-year deflationary recession. The changes made by the Japanese government in recent years to reduce household taxes and facilitate the intergenerational transfer of wealth from savers to spenders appears to be working. Spending by younger households on motor vehicles, housing and electronic goods is increasing at a more rapid rate. Recent government reports show a meaningful rise in the growth of the domestic economy, the abatement of declining prices, an increase in domestic loan demand and increased hiring of younger workers by the largest corporations. The start of a sustainable upward trend in the growth of the Japanese economy at rates closer to that of other major economies would be a welcome development.

Strong demand for energy, materials, industrials and consumer goods coming from the Asia-Pacific region alone could sustain the upward trend in energy and materials prices for the remainder of the decade. The Fund is overweighted with diversified stock holdings in these industries, which could benefit from the continuation of the current growth and development trends.

We are less optimistic about growth prospects in the United States and Europe. The U.K. and Western European economies are struggling with relatively slow employment growth, modest wage growth and increases in consumer spending that are lagging historical norms. Recently, the European Central Bank decided to begin increasing the bank rate and restricting the growth in bank liquidity. Less-protective labor policies in some Western European countries are being cheered by corporate leaders, but threaten the standard of living of major segments of the population. We believe slower rates of real growth are likely in Western Europe.

The Fund is positioned for a slowdown in U.S. economic growth, which most likely will continue to be led by a deceleration in consumer spending on homes and automobiles. The Fund's overweight position in the U.S. industrials and materials sectors reflects our expectation that chemical and industrial companies will benefit by taking global market share as a result of lowering costs of manufacturing by shifting the base of operations to countries where there are lower labor costs and reduced energy costs. Some U.S. companies are experiencing strong and profitable growth in demand from private companies and public sector organizations in China, India and other parts of Asia for commercial aircraft, construction and mining equipment, electric power generating equipment and other sophisticated industrial and commercial goods and services.


Lawrence R. Fuller
Vice President and Portfolio Manager


March 9, 2006


After a distinguished 38-year career, Portfolio Manager Larry Fuller announced his retirement from the investment management business, effective March 31, 2006. Mr. Fuller began his career in 1968. He Joined Merrill Lynch Investment Managers (MLIM) in October 1992 and was Senior Portfolio Manager of Merrill Lynch Global Growth Fund, Inc. since its inception in 1997. He also managed several other related portfolios. Mr. Fuller has been a successful portfolio manager highly regarded for his experience, insights and warmth. Thomas E. Burke, the Fund's associate portfolio manager who has worked closely with Mr. Fuller for 13 years, has become Portfolio Manager of the Fund, effective the same date. Mr. Fuller's colleagues at MLIM join the Fund's Board of Directors in wishing Mr. Fuller well in his retirement.



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenace fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                        6-Month           12-Month       Since Inception
As of February 28, 2006                               Total Return      Total Return       Total Return
ML Global Growth Fund, Inc.--Class A Shares*             +15.26%           +20.37%            +52.19%
ML Global Growth Fund, Inc.--Class B Shares*             +14.84            +19.42             +42.95
ML Global Growth Fund, Inc.--Class C Shares*             +14.80            +19.38             +42.51
ML Global Growth Fund, Inc.--Class I Shares*             +15.39            +20.68             +55.37
ML Global Growth Fund, Inc.--Class R Shares*             +15.10            +20.06             +50.63
MSCI World Index**                                       +10.29            +13.25             +61.39

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 10/31/97.

** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States. Since inception total returns are from 10/31/97.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006



Performance Data (concluded)


Average Annual Total Return



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 2/28/06                  +20.37%          +14.05%
Five Years Ended 2/28/06                + 1.03           - 0.06
Inception (10/31/97) through 2/28/06    + 5.17           + 4.49

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC       With CDSC**
Class B Shares*

One Year Ended 2/28/06                  +19.42%          +15.42%
Five Years Ended 2/28/06                + 0.24           - 0.16
Inception (10/31/97) through 2/28/06    + 4.38           + 4.38

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                        Return            Return
                                     Without CDSC       With CDSC**
Class C Shares*

One Year Ended 2/28/06                  +19.38%          +18.38%
Five Years Ended 2/28/06                + 0.23           + 0.23
Inception (10/31/97) through 2/28/06    + 4.34           + 4.34

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



Class I Shares                                            Return

One Year Ended 2/28/06                                    +20.68%
Five Years Ended 2/28/06                                  + 1.28
Inception (10/31/97)
through 2/28/06                                           + 5.43



Class R Shares                                            Return

One Year Ended 2/28/06                                    +20.06%
Five Years Ended 2/28/06                                  + 0.99
Inception (10/31/97)
through 2/28/06                                           + 5.04



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006



Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on September 1, 2005 and held through February 28, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                       Beginning               Ending           During the Period*
                                                     Account Value         Account Value        September 1, 2005
                                                      September 1,          February 28,         to February 28,
                                                          2005                  2006                   2006
Actual

Class A                                                  $1,000              $1,152.60                $ 7.05
Class B                                                  $1,000              $1,148.40                $11.93
Class C                                                  $1,000              $1,148.00                $11.61
Class I                                                  $1,000              $1,153.90                $ 6.03
Class R                                                  $1,000              $1,151.00                $ 8.69

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,018.25                $ 6.61
Class B                                                  $1,000              $1,013.69                $11.18
Class C                                                  $1,000              $1,013.98                $10.89
Class I                                                  $1,000              $1,019.19                $ 5.66
Class R                                                  $1,000              $1,016.71                $ 8.15

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.32% for Class A, 2.24% for Class B, 2.18% for Class C, 1.13% for Class I and 1.63% for Class R),
   multiplied by the average account value over the period, multiplied by 181/365(to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006



Schedule of Investments                                       (in U.S. dollars)


                                                       Shares
       Industry        Common Stocks                     Held          Value

Africa

South Africa--2.7%

       Construction Materials--0.4%

       Pretoria Portland Cement Co. Ltd.               33,000    $    2,031,084

       Food & Staples Retailing--0.4%

       Massmart Holdings Ltd.                         223,700         2,198,574

       Food Products--0.3%

       Tiger Brands Ltd.                               70,656         1,752,299

       Industrial Conglomerates--0.4%

       Barloworld Ltd.                                 91,800         1,771,348

       Metals & Mining--0.5%

       Impala Platinum Holdings Ltd.                   13,700         2,327,248

       Specialty Retail--0.7%

       Edgars Consolidated Stores Ltd.                302,900         1,652,367
       JD Group Ltd.                                  133,100         1,978,579
                                                                 --------------
                                                                      3,630,946

       Total Common Stocks in
       Africa--2.7%                                                  13,711,499


Europe

France--3.0%

       Construction & Engineering--0.6%

       Vinci SA                                        32,200         2,972,606

       Textiles, Apparel & Luxury
       Goods--2.0%

       LVMH Moet Hennessy Louis Vuitton SA            115,400        10,484,063

       Transportation
       Infrastructure--0.4%

       Autoroutes du Sud de la France                  29,900         1,807,959

       Total Common Stocks in France                                 15,264,628


Norway--1.4%

       Construction & Engineering--1.4%

       Aker Kvaerner ASA                               91,000         7,350,768

       Total Common Stocks in Norway                                  7,350,768


Spain--1.1%

       Commercial Banks--0.8%

       Banco Popular Espanol SA                       306,800         4,115,508

       Transportation
       Infrastructure--0.3%

       Cintra Concesiones de Infraestructuras
       de Transporte SA                               100,000         1,327,118

       Total Common Stocks in Spain                                   5,442,626


Sweden--2.1%

       Communications Equipment--1.0%

       Telefonaktiebolaget LM Ericsson              1,461,600         4,976,919

       Machinery--1.1%

       SKF AB Class B                                 412,400         5,984,208

       Total Common Stocks in Sweden                                 10,961,127



                                                       Shares
       Industry        Common Stocks                     Held          Value

Europe (concluded)

Switzerland--2.2%

       Commercial Services
       & Supplies--0.4%

       SGS SA                                           2,400    $    2,215,681

       Health Care Equipment
       & Supplies--0.8%

       Alcon, Inc.                                     36,900         4,249,404

       Textiles, Apparel & Luxury
       Goods--1.0%

       The Swatch Group Ltd. Registered Shares        146,100         4,808,830

       Total Common Stocks in Switzerland                            11,273,915

       Total Common Stocks in
       Europe--9.8%                                                  50,293,064


North America

Canada--2.6%

       Diversified Financial Services--0.4%

       TSX Group, Inc.                                 51,400         2,177,143

       Energy Equipment & Services--0.4%

       Ensign Resource Service Group                   67,400         2,298,097

       Oil, Gas & Consumable Fuels--1.8%

       Cameco Corp.                                   245,400         9,111,253

       Total Common Stocks in Canada                                 13,586,493


United States--23.5%

       Aerospace & Defense--2.0%

       Boeing Co.                                      69,000         5,015,610
       Lockheed Martin Corp.                           74,400         5,421,528
                                                                 --------------
                                                                     10,437,138

       Biotechnology--0.6%

       Genzyme Corp. (a)                               45,700         3,168,838

       Chemicals--0.9%

       The Dow Chemical Co.                           102,000         4,389,060

       Commercial Banks--1.0%

       Bank of America Corp.                          112,900         5,176,465

       Construction & Engineering--1.1%

       Jacobs Engineering Group, Inc. (a)              64,800         5,555,952

       Energy Equipment & Services--5.8%

       Baker Hughes, Inc.                              78,100         5,308,457
       Grant Prideco, Inc. (a)                        107,400         4,346,478
       Halliburton Co.                                 71,600         4,868,800
       National Oilwell Varco, Inc. (a)                72,200         4,395,536
       Schlumberger Ltd.                               48,300         5,554,500
       Transocean, Inc. (a)                            70,600         5,237,108
                                                                 --------------
                                                                     29,710,879

       Health Care Providers
       & Services--1.8%

       Caremark Rx, Inc. (a)                           86,800         4,318,300
       WellPoint, Inc. (a)                             60,900         4,676,511
                                                                 --------------
                                                                      8,994,811

       Hotels, Restaurants & Leisure--1.1%

       Starbucks Corp. (a)                            153,300         5,567,856

       Household Products--1.0%

       Procter & Gamble Co.                            81,300         4,872,309



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
       Industry        Common Stocks                     Held          Value

North America (concluded)

United States (concluded)

       IT Services--1.1%

       Cognizant Technology Solutions Corp. (a)       100,600    $    5,795,566

       Industrial Conglomerates--0.9%

       3M Co.                                          59,900         4,408,041

       Internet & Catalog Retail--0.8%

       eBay, Inc. (a)                                 106,900         4,282,414

       Internet Software & Services--0.8%

       Yahoo!, Inc. (a)                               120,900         3,876,054

       Machinery--2.1%

       Caterpillar, Inc.                               83,800         6,124,104
       ITT Industries, Inc.                            92,000         4,830,000
                                                                 --------------
                                                                     10,954,104

       Oil, Gas & Consumable Fuels--1.7%

       ConocoPhillips                                  72,200         4,401,312
       Valero Energy Corp.                             84,600         4,550,634
                                                                 --------------
                                                                      8,951,946

       Software--0.8%

       Electronic Arts, Inc. (a)                       80,400         4,178,388

       Total Common Stocks in the
       United States                                                120,319,821

       Total Common Stocks in
       North America--26.1%                                         133,906,314


Pacific Basin

Australia--20.7%

       Biotechnology--1.0%

       CSL Ltd.                                       135,100         5,268,770

       Capital Markets--2.6%

       Macquarie Bank Ltd.                            193,900         9,175,825
       Perpetual Trustees Australia Ltd.               80,700         4,058,561
                                                                 --------------
                                                                     13,234,386

       Commercial Banks--4.2%

       Commonwealth Bank of Australia                 318,800        10,587,927
       National Australia Bank Ltd.                   410,300        11,141,517
                                                                 --------------
                                                                     21,729,444

       Construction & Engineering--1.1%

       Leighton Holdings Ltd.                         425,700         5,739,124

       Construction Materials--0.6%

       Rinker Group Ltd.                              221,200         2,907,389

       Diversified Financial Services--0.5%

       Australian Stock Exchange Ltd.                  96,800         2,323,044

       Health Care Equipment &
       Supplies--0.8%

       Cochlear Ltd.                                  111,400         4,041,220

       IT Services--0.3%

       Computershare Ltd.                             321,800         1,608,866

       Industrial Conglomerates--0.8%

       Wesfarmers Ltd.                                156,400         4,232,044

       Insurance--2.0%

       QBE Insurance Group Ltd.                       686,000        10,498,438



                                                       Shares
       Industry        Common Stocks                     Held          Value

Pacific Basin (continued)

Australia (concluded)

       Media--1.7%

       Publishing & Broadcasting Ltd.                 692,100    $    8,723,495

       Metals & Mining--4.6%

       BHP Billiton Ltd.                              593,700        10,688,194
       Energy Resources of Australia Ltd.             251,300         2,281,252
       Zinifex Ltd.                                 1,833,300        10,424,254
                                                                 --------------
                                                                     23,393,700

       Transportation
       Infrastructure--0.5%

       Transurban Group                               501,800         2,650,536

       Total Common Stocks in Australia                             106,350,456


China--0.7%

       Oil, Gas & Consumable
       Fuels--0.7%

       China Shenhua Energy Co. Ltd.
       Class H (a)                                  2,509,000         3,786,409

       Total Common Stocks in China                                   3,786,409


Hong Kong--7.0%

       Communications
       Equipment--1.0%

       ZTE Corp.                                    1,377,600         5,130,548

       Distributors--0.7%

       China Resources Enterprise                   1,655,000         3,619,118

       Electric Utilities--1.6%

       Cheung Kong Infrastructure
       Holdings Ltd.                                2,546,200         7,983,188

       Marine--1.1%

       NWS Holdings Ltd.                            1,749,700         2,909,157
       Orient Overseas International Ltd.             772,500         2,833,346
                                                                 --------------
                                                                      5,742,503

       Real Estate--0.3%

       Midland Holdings Ltd.                        2,132,300         1,326,615

       Transportation
       Infrastructure--2.3%

       COSCO Pacific Ltd.                           2,399,000         5,050,121
       China Merchants Holdings
       International Co., Ltd.                      2,403,000         6,790,606
                                                                 --------------
                                                                     11,840,727

       Total Common Stocks in Hong Kong                              35,642,699


India--11.2%

       Auto Components--0.2%

       Bharat Forge Ltd.                              133,400         1,246,711

       Automobiles--0.8%

       Tata Motors Ltd.                               218,700         3,995,145

       Chemicals--0.5%

       Reliance Industries Ltd.                       162,200         2,580,077

       Commercial Banks--0.2%

       ICICI Bank Ltd.                                 68,318           940,353

       Construction & Engineering--1.1%

       Larsen & Toubro Ltd.                           103,300         5,570,966

       Construction Materials--0.1%

       Ultra Tech Cement Ltd.                          27,723           350,208



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
       Industry        Common Stocks                     Held          Value

Pacific Basin (continued)

India (concluded)

       Diversified Financial
       Services--0.0%

       Reliance Capital Ltd.                            8,110    $       91,391

       Electric Utilities--0.0%

       Reliance Energy Ltd.                            12,165           169,836

       Electrical Equipment--0.8%

       Bharat Heavy Electricals Ltd.                   84,700         3,855,976

       Household Products--0.9%

       Hindustan Lever Ltd.                           845,800         4,603,422

       IT Services--3.7%

       Infosys Technologies Ltd.                      159,000        10,085,983
       Satyam Computer Services Ltd.                  327,100         5,664,867
       Tata Consultancy Services Ltd.                  77,500         2,951,569
                                                                 --------------
                                                                     18,702,419

       Machinery--0.3%

       Sterlite Industries India Ltd.                  53,000         1,573,729

       Metals & Mining--1.1%

       Hindalco Industries Ltd.                     1,120,000         3,857,144
       Hindustan Zinc Ltd.                            210,000         1,700,717
                                                                 --------------
                                                                      5,557,861

       Oil, Gas & Consumable
       Fuels--0.1%

       Reliance Resource & Communication              162,200           580,330

       Pharmaceuticals--0.9%

       Cipla Ltd.                                     180,900         2,243,582
       Sun Pharmaceuticals Industries Ltd.            137,200         2,394,741
                                                                 --------------
                                                                      4,638,323

       Wireless Telecommunication
       Services--0.5%

       Bharti Tele-Ventures Ltd. (a)                  343,700         2,798,711

       Total Common Stocks in India                                  57,255,458


Japan--15.1%

       Automobiles--1.1%

       Isuzu Motors Ltd.                              768,000         2,642,972
       Toyota Motor Corp.                              57,100         3,042,016
                                                                 --------------
                                                                      5,684,988

       Capital Markets--0.3%

       kabu.com Securities Co. Ltd.                       550         1,361,140

       Chemicals--0.6%

       JSR Corp.                                      107,000         3,149,225

       Commercial Banks--4.1%

       Mitsubishi UFJ Financial Group, Inc.               500         7,419,189
       Mizuho Financial Group, Inc.                       900         7,169,760
       Sumitomo Mitsui Financial Group, Inc.              600         6,548,876
                                                                 --------------
                                                                     21,137,825

       Commercial Services
       & Supplies--0.3%

       Park24 Co. Ltd.                                 42,700         1,372,353

       Construction &
       Engineering--0.6%

       Chiyoda Corp.                                  131,500         3,168,589



                                                       Shares
       Industry        Common Stocks                     Held          Value

Pacific Basin (concluded)

Japan (concluded)

       Electrical Equipment--1.1%

       Matsushita Electric Works Ltd.                 499,000    $    5,809,519

       Food & Staples Retailing--1.2%

       Seven & I Holdings Co. Ltd.                    150,000         6,132,068

       Household Durables--1.8%

       Matsushita Electric Industrial Co., Ltd.       285,500         6,000,270
       Sekisui House Ltd.                             217,000         3,297,707
                                                                 --------------
                                                                      9,297,977

       Media--0.4%

       Cyber Communications, Inc. (a)                     700         2,193,865

       Multiline Retail--0.4%

       Daimaru, Inc.                                  140,000         1,881,567

       Oil, Gas & Consumable
       Fuels--1.0%

       INPEX Corp.                                        300         2,874,145
       Nippon Oil Corp.                               301,000         2,281,000
                                                                 --------------
                                                                      5,155,145

       Real Estate--0.9%

       Leopalace21 Corp.                              128,400         4,615,602

       Specialty Retail--1.3%

       Honeys Co. Ltd.                                 49,200         2,307,443
       Yamada Denki Co., Ltd.                          37,000         3,961,590
                                                                 --------------
                                                                      6,269,033

       Total Common Stocks in Japan                                  77,228,896


South Korea--3.5%

       Auto Components--0.3%

       Hankook Tire Co. Ltd.                          127,200         1,611,862

       Automobiles--1.7%

       Hyundai Motor Co.                              105,200         8,940,910

       Chemicals--0.6%

       LG Chem Ltd.                                    63,800         3,201,202

       Semiconductors & Semiconductor
       Equipment--0.9%

       Samsung Electronics Co., Ltd.                    6,300         4,416,766

       Total Common Stocks in South Korea                            18,170,740

       Total Common Stocks in the
       Pacific Basin--58.2%                                         298,434,658

       Total Common Stocks
       (Cost--$393,364,535)--96.8%                                  496,345,535



                                                   Beneficial
       Short-Term Securities                         Interest

       Merrill Lynch Liquidity Series, LLC
          Cash Sweep Series I, 4.42% (b)(c)       $ 5,870,868         5,870,868

       Total Short-Term Securities
       (Cost--$5,870,868)--1.1%                                       5,870,868

Total Investments (Cost--$399,235,403*)--97.9%                      502,216,403
Other Assets Less Liabilities--2.1%                                  10,758,906
                                                                 --------------
Net Assets--100.0%                                               $  512,975,309
                                                                 ==============



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of Februaury 28, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                          $    399,276,114
                                            ================
    Gross unrealized appreciation           $    108,277,703
    Gross unrealized depreciation                (5,337,414)
                                            ----------------
    Net unrealized appreciation             $    102,940,289
                                            ================


(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $  2,330,408     $111,637
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                    $(6,944,000)     $  1,410


(c) Variable rate security.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Forward foreign exchange contracts as of February 28, 2006 were as follows:

    Foreign Currency                           Settlement         Unrealized
    Sold                                          Date          Depreciation

    AUD 10,072,771                             March 2006        $  (37,564)
                                                                 -----------
    Total Unrealized Depreciation on Forward Foreign Exchange
    Contracts--Net (USD Commitment--$7,444,785)                  $  (37,564)
                                                                 ===========


  o Currency Abbreviations:

    AUD    Australian Dollar
    USD    U.S. Dollar

    See Notes to Financial Statements.



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006


Statement of Assets and Liabilities

As of February 28, 2006
Assets

           Investments in unaffiliated securities, at value (identified cost--$393,364,535)                       $   496,345,535
           Investments in affiliated securities, at value (identified cost--$5,870,868)                                 5,870,868
           Foreign cash (cost--$550,330)                                                                                  558,243
               Receivables:
               Securities sold                                                                 $    11,641,892
               Dividends                                                                             1,065,561
               Capital shares sold                                                                     709,335
               Options written                                                                          56,381         13,473,169
                                                                                               ---------------
           Prepaid expenses and other assets                                                                              139,696
                                                                                                                  ---------------
           Total assets                                                                                               516,387,511
                                                                                                                  ---------------

Liabilities

           Deferred foreign capital gain tax                                                                            1,042,890
           Unrealized depreciation on forward foreign exchange contracts                                                   37,564
           Payables:
               Capital shares redeemed                                                               1,070,615
               Securities purchased                                                                    363,489
               Investment adviser                                                                      261,231
               Other affiliates                                                                        247,962
               Distributor                                                                             158,112          2,101,409
                                                                                               ---------------
           Accrued expenses and other liabilities                                                                         230,339
                                                                                                                  ---------------
           Total liabilities                                                                                            3,412,202
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   512,975,309
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          $     1,834,157
           Class B Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                  782,514
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                  504,475
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                1,155,962
           Class R Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                   10,277
           Paid-in capital in excess of par                                                                           908,857,989
           Accumulated investment loss--net                                                    $     (494,073)
           Accumulated realized capital losses--net                                              (501,643,419)
           Unrealized appreciation--net                                                            101,967,427
                                                                                               ---------------
           Total accumulated losses--net                                                                            (400,170,065)
                                                                                                                  ---------------
           Net Assets                                                                                             $   512,975,309
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $221,262,473 and 18,341,570 shares outstanding                         $         12.06
                                                                                                                  ===============
           Class B--Based on net assets of $91,033,484 and 7,825,143 shares outstanding                           $         11.63
                                                                                                                  ===============
           Class C--Based on net assets of $58,628,412 and 5,044,746 shares outstanding                           $         11.62
                                                                                                                  ===============
           Class I--Based on net assets of $140,835,665 and 11,559,616 shares outstanding                         $         12.18
                                                                                                                  ===============
           Class R--Based on net assets of $1,215,275 and 102,772 shares outstanding                              $         11.82
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006


Statement of Operations

For the Six Months Ended February 28, 2006
Investment Income

           Dividends (net of $74,652 foreign withholding tax)                                                     $     3,240,066
           Interest from affiliates                                                                                       111,637
           Securities lending--net                                                                                          1,410
                                                                                                                  ---------------
           Total income                                                                                                 3,353,113
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     1,810,504
           Account maintenance and distribution fees--Class B                                          705,084
           Account maintenance and distribution fees--Class C                                          278,350
           Transfer agent fees--Class B                                                                208,205
           Account maintenance fees--Class A                                                           203,102
           Transfer agent fees--Class A                                                                147,079
           Transfer agent fees--Class I                                                                131,055
           Custodian fees                                                                              124,993
           Accounting services                                                                         109,366
           Transfer agent fees--Class C                                                                 72,055
           Professional fees                                                                            38,047
           Printing and shareholder reports                                                             37,232
           Directors' fees and expenses                                                                 36,336
           Registration fees                                                                            32,067
           Pricing fees                                                                                  5,006
           Account maintenance and distribution fees--Class R                                            2,473
           Transfer agent fees--Class R                                                                  1,045
           Other                                                                                        20,068
                                                                                               ---------------
           Total expenses                                                                                               3,962,067
                                                                                                                  ---------------
           Investment loss--net                                                                                         (608,954)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments (including $178,783 foreign capital gain tax)--net                       29,476,362
               Options written--net                                                                     56,381
               Foreign currency transactions--net                                                    (281,610)         29,251,133
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments (including $599,151 deferred foreign capital gain tax)--net              39,832,447
               Foreign currency transactions--net                                                      113,841         39,946,288
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                     69,197,421
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $    68,588,467
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006


Statements of Changes in Net Assets
                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                 February 28,       August 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

           Investment income (loss)--net                                                       $     (608,954)    $     4,840,743
           Realized gain--net                                                                      29,251,133          90,531,489
           Change in unrealized appreciation/depreciation--net                                     39,946,288          20,108,057
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     68,588,467        115,480,289
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                             (1,202,472)           (18,378)
               Class B                                                                               (867,598)                 --
               Class C                                                                               (259,084)                 --
               Class I                                                                             (1,768,759)          (328,352)
               Class R                                                                                (12,520)              (303)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                     (4,110,433)          (347,033)
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                     (27,483,270)      (158,083,866)
                                                                                               ---------------    ---------------

Redemption Fees

           Redemption fees                                                                                11                   32
                                                                                               ---------------    ---------------

Net Assets

           Total increase (decrease) in net assets                                                  36,994,775       (42,950,578)
           Beginning of period                                                                     475,980,534        518,931,112
                                                                                               ---------------    ---------------
           End of period*                                                                      $   512,975,309    $   475,980,534
                                                                                               ===============    ===============
               * Accumulated investment loss/undistributed investment income--net              $     (494,073)    $     4,225,314
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006


Financial Highlights
                                                                                             Class A

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         February 28,            For the Year Ended August 31,
from information provided in the financial statements.                2006         2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                   $    10.60    $     8.47   $     7.51   $     6.95   $     9.44
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income (loss)--net***                              .01           .13          .07          .03        (.02)
           Realized and unrealized gain (loss)--net                 1.59++++      2.00++++      .89++++          .53       (2.47)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.60          2.13          .96          .56       (2.49)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                  (.14)          --++           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    12.06    $    10.60   $     8.47   $     7.51   $     6.95
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                      15.26%+++        25.17%       12.78%        8.06%     (26.38%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   1.32%*         1.38%        1.37%        1.42%        1.31%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income (loss)--net                               .13%*         1.35%         .87%         .40%       (.18%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $  221,262    $   93,408   $   98,519   $  110,092   $  130,310
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         37.70%       108.95%       71.91%      121.00%      105.73%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment return excludes the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Amount is less than $(.01) per share.

          ++++ Includes redemption fees, which are less than $.01 per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006


Financial Highlights (continued)
                                                                                             Class B

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         February 28,            For the Year Ended August 31,
from information provided in the financial statements.                2006         2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                   $    10.17    $     8.19   $     7.32   $     6.83   $     9.35
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income (loss)--net***                            (.05)           .05         --++        (.03)        (.08)
           Realized and unrealized gain (loss)--net                 1.55++++      1.93++++      .87++++          .52       (2.44)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.50          1.98          .87          .49       (2.52)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                  (.04)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    11.63    $    10.17   $     8.19   $     7.32   $     6.83
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                      14.84%+++        24.18%       11.89%        7.17%     (26.95%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   2.24%*         2.16%        2.16%        2.22%        2.09%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income (loss)--net                             (.93%)*          .56%         .05%       (.43%)       (.99%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   91,033    $  212,353   $  252,691   $  327,483   $  456,393
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         37.70%       108.95%       71.91%      121.00%      105.73%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment return excludes the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Amount is less than $.01 per share.

          ++++ Includes redemption fees, which are less than $.01 per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006


Financial Highlights (continued)
                                                                                             Class C

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         February 28,            For the Year Ended August 31,
from information provided in the financial statements.                2006         2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                   $    10.17    $     8.19   $     7.32   $     6.83   $     9.36
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income (loss)--net***                            (.04)           .05         --++        (.03)        (.08)
           Realized and unrealized gain (loss)--net                 1.54++++      1.93++++      .87++++          .52       (2.45)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.50          1.98          .87          .49       (2.53)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                  (.05)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    11.62    $    10.17   $     8.19   $     7.32   $     6.83
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                      14.80%+++        24.18%       11.89%        7.17%     (27.03%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   2.18%*         2.18%        2.18%        2.24%        2.11%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income (loss)--net                             (.79%)*          .55%         .05%       (.43%)       (.99%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   58,628    $   55,507   $   60,771   $   72,249   $   95,117
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         37.70%       108.95%       71.91%      121.00%      105.73%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment return excludes the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Amount is less than $.01 per share.

          ++++ Includes redemption fees, which are less than $.01 per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006


Financial Highlights (continued)
                                                                                             Class I

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         February 28,            For the Year Ended August 31,
from information provided in the financial statements.                2006         2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                   $    10.72    $     8.56   $     7.58   $     7.00   $     9.48
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net***                                     .01           .16          .09          .04         --++
           Realized and unrealized gain (loss)--net                 1.62++++      2.03++++      .89++++          .54       (2.48)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.63          2.19          .98          .58       (2.48)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                  (.17)         (.03)           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    12.18    $    10.72   $     8.56   $     7.58   $     7.00
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                      15.39%+++        25.58%       12.93%        8.29%     (26.16%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   1.13%*         1.13%        1.13%        1.16%        1.06%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      .27%*         1.60%        1.05%         .63%         .04%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $  140,836    $  114,007   $  106,785   $  133,096   $   55,525
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         37.70%       108.95%       71.91%      121.00%      105.73%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment return excludes the effects of sales charges. Effective December 28, 2005,
               Class I Shares are no longer subject to any front-end sales charge.

           *** Based on average shares outstanding.

            ++ Amount is less than $.01 per share.

          ++++ Includes redemption fees, which are less than $.01 per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006


Financial Highlights (concluded)
                                                                                                Class R

                                                                                                                   For the Period
                                                                        For the Six                                  January 3,
                                                                        Months Ended       For the Year Ended        2003++ to
The following per share data and ratios have been derived               February 28,           August 31,            August 31,
from information provided in the financial statements.                      2006           2005           2004          2003
Per Share Operating Performance

           Net asset value, beginning of period                         $      10.42   $       8.36   $       7.39   $       6.50
                                                                        ------------   ------------   ------------   ------------
           Investment income (loss)--net**                                     (.01)            .06            .08            .06
           Realized and unrealized gain--net                                1.56++++       2.01++++        .89++++            .83
                                                                        ------------   ------------   ------------   ------------
           Total from investment operations                                     1.55           2.07            .97            .89
                                                                        ------------   ------------   ------------   ------------
           Less dividends from investment income--net                          (.15)          (.01)             --             --
                                                                        ------------   ------------   ------------   ------------
           Net asset value, end of period                               $      11.82   $      10.42   $       8.36   $       7.39
                                                                        ============   ============   ============   ============

Total Investment Return

           Based on net asset value per share                              15.10%+++         24.81%         13.13%      13.69%+++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets

           Expenses                                                           1.63%*          1.79%          1.56%         1.64%*
                                                                        ============   ============   ============   ============
           Investment income (loss)--net                                     (.23%)*           .99%          1.36%          .66%*
                                                                        ============   ============   ============   ============

Supplemental Data

           Net assets, end of period (in thousands)                     $      1,215   $        705   $        166        --+++++
                                                                        ============   ============   ============   ============
           Portfolio turnover                                                 37.70%        108.95%         71.91%        121.00%
                                                                        ============   ============   ============   ============

             * Annualized.

            ** Based on average shares outstanding.

            ++ Commencement of operations.

          ++++ Includes redemption fees, which are less than $.01 per share.

           +++ Aggregate total investment return.

         +++++ Amount is less than $1,000.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge.
Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders have voting rights with respect to material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of .75% of the average daily net assets not exceeding $1.5 billion and .725% of the average daily net assets in excess of $1.5 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                      Account
                                  Maintenance      Distribution
                                          Fee               Fee

Class A                                  .25%                --
Class B                                  .25%              .75%
Class C                                  .25%              .75%
Class R                                  .25%              .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006



Notes to Financial Statements (continued)


For the six months ended February 28, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                         FAMD            MLPF&S

Class A                               $ 1,281          $ 16,220
Class I                               $    37          $    520


For the six months ended February 28, 2006, MLPF&S received contingent deferred sales charges of $14,746 and $690 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended February 28, 2006, MLIM, LLC received $572 in securities lending agent fees.

In addition, MLPF&S received $28,758 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2006.

For the six months ended February 28, 2006, the Fund reimbursed MLIM $5,117 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including MLIM, with the investment management business of BlackRock, Inc. This transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2006 were $181,116,131 and $216,877,260, respectively.

Transactions in call options written for the six months ended February 28, 2006 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of period                            --                 --
Options written                                  117    $        56,381
Options expired                                (117)           (56,381)
                                      --------------    ---------------
Outstanding call options written,
   end of period                                  --                 --
                                       =============    ===============


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $27,483,270 and $158,083,866 for the six months ended February 28, 2006 and the year ended August 31, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares sold                                  349,344    $     4,042,927
Automatic conversion of shares            10,943,335        117,485,882
Shares issued to shareholders
   in reinvestment of dividends               98,020          1,038,037
                                      --------------    ---------------
Total issued                              11,390,699        122,566,846
Shares redeemed                          (1,862,648)       (21,092,362)
                                      --------------    ---------------
Net increase                               9,528,051    $   101,474,484
                                      ==============    ===============


Class A Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                  447,117    $     4,437,307
Automatic conversion of shares             1,143,256         11,239,018
Shares issued to shareholders
   in reinvestment of dividends                1,629             15,927
                                      --------------    ---------------
Total issued                               1,592,002         15,692,252
Shares redeemed                          (4,414,664)       (43,470,746)
                                      --------------    ---------------
Net decrease                             (2,822,662)    $  (27,778,494)
                                      ==============    ===============



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006



Notes to Financial Statements (continued)


Class B Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares sold                                  292,113    $     3,173,777
Shares issued to shareholders
   in reinvestment of dividends               68,119            697,544
                                      --------------    ---------------
Total issued                                 360,232          3,871,321
                                      --------------    ---------------
Shares redeemed                          (2,086,127)       (22,240,021)
Automatic conversion of shares          (11,327,179)      (117,485,882)
                                      --------------    ---------------
Total redeemed                          (13,413,306)      (139,725,903)
                                      --------------    ---------------
Net decrease                            (13,053,074)    $ (135,854,582)
                                      ==============    ===============



Class B Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                  587,073    $     5,539,334
                                      --------------    ---------------
Shares redeemed                          (9,385,041)       (88,290,410)
Automatic conversion of shares           (1,186,494)       (11,239,018)
                                      --------------    ---------------
Total redeemed                          (10,571,535)       (99,529,428)
                                      --------------    ---------------
Net decrease                             (9,984,462)    $  (93,990,094)
                                      ==============    ===============



Class C Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares sold                                  262,519    $     2,965,475
Shares issued to shareholders
   in reinvestment of dividends               20,950            214,314
                                      --------------    ---------------
Total issued                                 283,469          3,179,789
Shares redeemed                            (697,855)        (7,544,284)
                                      --------------    ---------------
Net decrease                               (414,386)    $   (4,364,495)
                                      ==============    ===============



Class C Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                  153,023    $     1,456,895
Shares redeemed                          (2,117,704)       (20,000,455)
                                      --------------    ---------------
Net decrease                             (1,964,681)    $  (18,543,560)
                                      ==============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares sold                                2,169,404    $    25,182,433
Shares issued to shareholders
   in reinvestment of dividends              150,886          1,611,469
                                      --------------    ---------------
Total issued                               2,320,290         26,793,902
Shares redeemed                          (1,396,985)       (15,914,924)
                                      --------------    ---------------
Net increase                                 923,305    $    10,878,978
                                      ==============    ===============



Class I Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                1,960,452    $    19,328,613
Shares issued to shareholders
   in reinvestment of dividends               30,133            297,417
                                      --------------    ---------------
Total issued                               1,990,585         19,626,030
Shares redeemed                          (3,824,180)       (37,876,778)
                                      --------------    ---------------
Net decrease                             (1,833,595)    $  (18,250,748)
                                      ==============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
February 28, 2006                             Shares             Amount

Shares sold                                   41,254    $       453,164
Shares issued to shareholders
   in reinvestment of dividends                1,205             12,520
                                      --------------    ---------------
Total issued                                  42,459            465,684
Shares redeemed                              (7,400)           (83,339)
                                      --------------    ---------------
Net increase                                  35,059    $       382,345
                                      ==============    ===============



Class R Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                   67,626    $       670,119
Shares issued to shareholders
   in reinvestment of dividends                   32                303
                                      --------------    ---------------
Total issued                                  67,658            670,422
Shares redeemed                             (19,765)          (191,392)
                                      --------------    ---------------
Net increase                                  47,893    $       479,030
                                      ==============    ===============


The Fund generally charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended February 28, 2006. On November 23, 2005 the credit agreement was renewed for one year under substantially the same terms.



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006



Notes to Financial Statements (concluded)


6. Capital Loss Carryforward:
On August 31, 2005, the Fund had a net capital loss carryforward of $530,853,842, of which $11,892,408 expires in 2008, $3,964,136 expires in
2009, $162,448,399 expires in 2010 and $352,548,899 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.




Officers and Directors


Robert C. Doll, Jr., President and Director
Donald W. Burton, Director
Laurie Simon Hodrick, Director
John F. O'Brien, Director
David H. Walsh, Director
Fred G. Weiss, Director
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                        FEBRUARY 28, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Growth Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Growth Fund, Inc.


Date: April 20, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Growth Fund, Inc.


Date: April 20, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Growth Fund, Inc.


Date: April 20, 2006